Exhibit 10.1 SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED, SINCE SUCH TERMS ARE BOTH (1) NOT MATERIAL AND (2) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS IN BRACKETS ([*****]). SECOND AMENDMENT TO COKE PURCHASE AGREEMENT THIS SECOND AMENDMENT (this "Second Amendment'), dated as of July 7, 2020, is made by and between AK Steel Corporation, a Delaware corporation, with a principal office and place of business located at 9227 Centre Pointe Drive, West Chester, OH 45069 ("Purchaser'') and Haverhill Coke Company, LLC (f/k/a Haverhill North Coke Company), a Delaware limited liability company, with a principal office and place of business located at 1011 Warrenville Road, Suite 600, Lisle, IL 60532 ("Seller"). The foregoing named entities are sometimes referred to in this Agreement each as a "Party" and collectively as the "Parties." RECITALS: WHEREAS, Purchaser and Seller have entered into that certain Coke Purchase Agreement, dated as of August 31, 2009, as amended by a First Amendment, dated as of May 8, 2012 (as amended, modified or otherwise supplemented, the "Coke Purchase Agreement'); and WHEREAS, Purchaser and Seller desire to amend the Coke Purchase Agreement as set forth in this Second Amendment to, among other things, (i) extend the term by eighteen (18) months such that the Coke Purchase Agreement will expire on June 30, 2023 instead of December 31, 2021, and reduce the Purchaser’s Coke purchase obligation and Seller’s Coke supply obligation for the 2020 Contract Year. NOW THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows: 1. Definitions. Except as otherwise provided herein, capitalized terms used in this Second Amendment but not otherwise defined herein shall have the respective meanings assigned to such terms in the Coke Purchase Agreement. 2. Amendment Effective Date. This Second Amendment shall be effective as of the date first set forth above (the "Amendment Effective Date"). 3. Amendments. (a) Effective on and as of the Amendment Effective Date, Section 6.2 of the Coke Purchase Agreement shall be supplemented to add the following language: (i) “Notwithstanding any term or condition to the contrary in this Section 6.2 or other section of this Coke Purchase Agreement, for the 2020 Contract Year only the following shall apply: (1) Seller’s Coke Supply Obligation and Purchaser’s obligation each in respect of the Coke Supply and Purchase Obligation for the 2020 Contract Year is four hundred thirty two thousand seven hundred seventy nine (432,779) Tons of Coke (the “2020 Coke Supply and Purchase Obligation”) or, as applicable, Third Party Supplied Coke; (2) Targeted Coke Production with respect to all Coal Blends shall be defined as the 2020 Coke Supply and Purchase Obligation; (3) In no event will Purchaser nominate or attempt to nominate a Production Turndown in the 2020 Contract Year under Section 6.6 of the Coke Purchase Agreement and, notwithstanding Section 6.6 of the Coke Purchase Agreement, Seller shall not be obligated to honor any Production Turndown nomination by Purchaser; and

(4) Purchaser agrees and acknowledges that the 2020 Coke Supply and Purchase Obligation is final and will not be subject to change for the 2020 Contract Year. (ii) Seller’s Coke Supply Obligation and Purchaser’s obligation in respect of the Coke Supply and Purchase Obligation shall be prorated for any partial calendar year occurring during the Extension Period or during any Renewal Term. (iii) Notwithstanding the definition set forth in Appendix A of the Coke Purchase Agreement, Targeted Coke Production in any year less than a full calendar year shall be defined as the Coke Tonnage in respect of the applicable volatile matter content percentage set forth in the attached and incorporated Schedule 6.2(a) for the applicable Contract Year prorated for the number of days in such Contract Year before expiration of the Term or Renewal Term, as the case may be. (b) Effective on and as of the Amendment Effective Date, Section 2.1(a) of the Coke Purchase Agreement shall be deleted in its entirety and replaced with the following: “Subject to Section 2.1(b), the term of this Agreement (“Term”) shall commence on the Effective Date and, shall continue in effect through June 30, 2023 (the period from January 1, 2022 through June 30, 2023 being referred to herein as the “Extension Period”). Upon the conclusion of the Term, this Agreement shall automatically renew for two (2) consecutive five (5) year terms (each such term, a “Renewal Term”) unless notice of termination is given by either Party at least one (1) year prior to the end of the Term.” (c) Effective on and as of the Amendment Effective Date, Sections 11.6 “Termination by Purchaser Resulting From Shutdown of Iron Producing Portion of Ashland Plant” and 11.8 “Waiver of Right to Terminate” of the Coke Purchase Agreement shall be deleted in their entirety. (d) Effective on and as of the Amendment Effective Date, for purposes of determining the Production Turndown Adjustment Fee under Section 3.4 of the Coke Purchase Agreement during the period from January 1, 2022 through June 30, 2023, if Purchaser validly nominates a Production Turndown under Section 6.6 of the Coke Purchase Agreement, “Monthly Coke Purchase Shortfall”, as set forth in Appendix A of the Coke Purchase Agreement shall be defined as follows: ‘“Monthly Coke Purchase Shortfall” means, for any Month during any Production Turndown Period, the difference between (a) the result of [*****]% of the Purchaser’s Targeted Coke Production divided by three hundred sixty five (365) and multiplied by the number of days in the Month in which the shortfall occurs, and (b) the actual amount of Coke purchased by Purchaser during such Month.” (e) Effective on and as of the Amendment Effective Date and notwithstanding and terms or conditions in the Coke Purchase Agreement to contrary, Section 3.1(c)(vi) of the Coke Purchase Agreement shall not apply to the 2020 Contract Year. (f) Effective on and as of the Amendment Effective Date and notwithstanding Section 6.3(b) of the Coke Purchase Agreement, to the extent, during the 2020 Contract Year, Seller stockpiles Coke Tonnage at the Coke Plants or offsite location at Purchaser’s request or because Purchaser is incapable of taking delivery of Coke Tonnage at the Coke Delivery Point, such shipment shall be deemed to be delivered F.O.B stockpile when Coke Tonnage is put to ground. Subject to adjustments set forth in Section 3(f) of this Amendment, Purchaser shall pay Seller an amount equal to the product of the Coke Price in respect of such Coke Tonnage in accordance with Section 3.3(d) of the Coke Purchase Agreement. For Coke Tonnage stockpiled exceeding 90,000 aggregate Tons, Purchaser will reimburse Seller for Seller’s handling cost associated therewith at a rate of $[*****] per Ton of Coke. Seller makes no representation, warranty, or commitment as to the volume of Coke Tonnage it is able to stockpile at the Coke Plants and shall not be required to stockpile any minimum quantity of Coke. The moisture content of such Coke Tonnage, or any blending of such Coke Tonnage with other Coke Tonnage performed at Purchaser’s request, shall not be required to conform to the moisture specification set forth in the Coke Quality Standards. Upon delivery of Coke Tonnage F.O.B stockpile, Seller shall prepare the provisional invoice (“the Provisional Invoice”) and calculate the Coke Price; provided that the following terms shall apply to calculation of the Coke Price and preparation of the Provisional Invoice: (1) Actual wet Coal charged into the coke ovens will be used (2) Coal moisture for Coal charged into the coke ovens will used (3) Use items 1 & 2 above to calculate the moisture adjusted Coal charged (the “Moisture Adjusted Coal Charged”)

(4) Assume an estimated coal- to-coke yield of [*****]% (the “Estimated Yield”) to calculate estimated Coke Tonnage to invoice (5) Calculate estimated Coke Tonnage to invoice by multiplying the Moisture Adjusted Coal Charged by the Estimated Yield (6) For Coke Tonnage stockpiled exceeding 90,000 aggregate tons, include a Coke handling charge of $[*****] per Ton of Coke At Purchaser’s direction, stockpiled Coke Tonnage shall be destocked into trucks or rail cars. Destocked Coke will not be screened prior to loading and delivery to Purchaser’s destination point. The destocking and billing procedure for Coke Tonnage destocked to trucks shall be as follows: (1) Coke will be destocked on a run of oven (unscreened) basis into trucks provided by Purchaser and for billing purposes such run of oven Coke will be assumed to consist of [*****]% Coke and [*****]% Breeze (2) For billing purposes, the run of oven Coke weight will be reduced by [*****]% to account for the estimated Breeze content (3) Destination point truck scale will be used to determine final weight of Coke Tonnage loaded into each truck (4) Upon depletion of all Coke Tonnage from each pile, Seller will issue a true-up invoice or credit memo, as the case may be, accounting for any difference between the amount billed to Purchaser on the Provisional Invoices relating to the Coke in the applicable depleted stockpile and the sum of the same Provisional Invoices calculated using [*****]% of the Coke Tonnage trucked from the stockpile (5) To the extent applicable, handling fees will be trued up and Seller will issue an invoice or credit memo based the difference between of the amount of handling fee charge on the Provisional Invoice and same Provisional Invoice calculated using [*****]% of the of the Coke Tonnage trucked. (6) Final invoicing shall occur promptly after the stockpile is zeroed and Purchaser will pay or receive, as applicable, a credit memo in accordance with Coke Purchase Agreement payment terms set forth in Section 3.3(d) The destocking and billing procedure for Coke Tonnage destocked in rail car shall be as follows: (1) Coke will be destocked on a run of oven (unscreened) basis into rail cars provided by Purchaser and for billing purposes such run of oven Coke will be assumed to consist of [*****]% Coke and [*****]% Breeze (2) For billing purposes, the run of oven Coke weight will be reduced by [*****]% to account for the estimated Breeze content (3) Seller’s rail scale at the Phase II Plant will be used to determine the final with of Coke Tonnage loaded into each rail car (4) Upon depletion of all Coke Tonnage from each pile, Seller will issue a true-up invoice or credit memo, as the case may be, accounting for any difference between the amount billed to Purchaser on the Provisional Invoices relating to the Coke in the applicable depleted stockpile and the sum of the same Provisional Invoices calculated using [*****]% of the Coke Tonnage loaded in the rail cars from the stockpile (5) To the extent applicable, handling fees will be trued up and Seller will issue an invoice or credit memo based the difference between of the amount of handling fee charge on the Provisional Invoice and same Provisional Invoice calculated using [*****]% of the of the Coke Tonnage loaded into rail cars. (6) Final invoicing shall occur promptly after the stockpile is zeroed and Purchaser will pay or receive, as applicable, a credit memo in accordance with Coke Purchase Agreement payment terms set forth in Section 3.3(d) 4. Miscellaneous 4.1 Counterparts. This Second Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. 4.2 Mutuality in Drafting. The Parties hereby stipulate and agree that each of them fully participated and was adequately represented by counsel in the negotiation and preparation of this Second Amendment and the Parties further stipulate and agree that in the event of any ambiguity or other necessity for the interpretation to be made of the context of this Second Amendment, this Second Amendment shall not be construed in favor of or against Seller or Purchaser as a consequence of one Party having had a greater role in the preparation of this Amendment, but shall be construed as if the language were mutually drafted by both parties with full assistance of counsel. 4.3 Governing Law. This Second Amendment shall be construed in accordance with and governed by, the law of the State of Ohio without regard to its conflicts of law provisions and the rights and remedies of the Parties will be determined in accordance with such laws. 4.4 Captions. The captions and headings in this Second Amendment are for convenience of reference purposes only and have no legal force or effect. Such captions and headings shall not be considered a part of this Second Amendment for purposes of interpreting, construing or applying this Second Amendment and will not define, limit, extend, explain or describe the scope or extent of this Second Amendment or any of its terms and conditions 4.5 Terms and Conditions of the Agreement. Except as expressly modified hereby, all terms and conditions of the Coke Purchase Agreement remain in full force and effect and are hereby in all respects ratified and confirmed.

IN WITNESS WHEREOF, the Parties have executed this Second Amendment on, and effective as of, the Amendment Effective Date. AK STEEL CORPORATION By: _/s/ Lourenco Goncalves_ _ Name: Lourenco Goncalves Title: Chairman, President & CEO HAVERHILL COKE COMPANY LLC By: /s/ Michael G. Rippey Name: Michael G. Rippey Title: Authorized Representative [Signature Page to Second Amendment to Coke Purchase Agreement]